UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 6, 2019

ASHFORD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Ashford Inc., a Nevada corporation (the “Company”), on November 6, 2019 (the “Original Report”), in which the Company reported, among other events, the consummation of a business combination transaction to acquire the hotel management business (the “Hotel Management Business”) from Remington Holdings, L.P. and its affiliates and Marietta Leasehold LP (“Marietta”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The audited combined carve-out financial statements of the Hotel Management Business and its subsidiaries as of December 31, 2018 and 2017 and for each of the three-year periods ended December 31, 2018, 2017 and 2016, respectively, and including the report of its independent accounting firm, BDO USA, LLP, are incorporated by reference as Exhibit 99.1 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited combined carve-out financial statements of the Hotel Management Business and its subsidiaries as of June 30, 2019 and for each of the six-month periods ended June 30, 2019 and 2018 are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The audited financial statements of Marietta as of December 31, 2018 and 2017 and for each of the two-year periods ended December 31, 2018 and 2017, respectively, and including the report of its independent accounting firm, BDO USA, LLP, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

The audited financial statements of Marietta as of December 31, 2017 and 2016 and for each of the two-year periods ended December 31, 2017 and 2016, respectively, and including the report of its independent accounting firm, BDO USA, LLP, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited financial statements of Marietta as of June 30, 2019 and for each of the six-month periods ended June 30, 2019 and 2018 are incorporated by reference as Exhibit 99.5 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The unaudited pro forma consolidated and combined financial statements as of and for the six-months ended June 30, 2019 and for the year ended December 31, 2018 give pro forma effect to the acquisition of the Hotel Management Business and Marietta as if it had occurred on January 1, 2018.  The unaudited pro forma consolidated and combined balance sheet as of June 30, 2019 gives pro forma effect to the acquisition as if it had occurred on June 30, 2019.  The unaudited pro forma consolidated and combined financial information is incorporated by reference as Exhibit 99.6 hereto and are incorporated by reference into this Item 9.01(a).

Exhibit Number         Description

23.1*     Consent of BDO USA, LLP

99.1
Audited combined carve-out financial statements of the Hotel Management Business and its subsidiaries as of December 31, 2018 and 2017 and for each of the three-year periods ended December 31, 2018, 2017 and 2016 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

99.2
Unaudited combined carve-out financial statements of the Hotel Management Business and its subsidiaries as of June 30, 2019 and for each of the six-month periods ended June 30, 2019 and 2018 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

99.3
Audited financial statements of the Marietta Leasehold LP as of December 31, 2018 and 2017 and for each of the two-year periods ended December 31, 2018 and 2017 (incorporated by reference to Amendment No. 2 to the Registration

Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

99.4
Audited financial statements of the Marietta Leasehold LP as of December 31, 2017 and 2016 and for each of the two-year periods ended December 31, 2017 and 2016 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

99.5
Unaudited financial statements of the Marietta Leasehold LP as of June 30, 2019 and for each of the six-month periods ended June 30, 2019 and 2018 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

99.6
Unaudited Pro Forma Consolidated Financial Information for the six months ended June 30, 2019 and for the six-month period ended June 30, 2019 and the year ended December 31, 2018 (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Ashford Inc. (formerly known as Ashford Nevada Holding Corp.) (File No. 333-232736) filed on September 19, 2019)

* Filed herewith.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 21, 2020

ASHFORD INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President, General Counsel & Secretary